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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                             Reported): May 28, 1998

           CWMBS, INC., (as depositor under the Pooling and Servicing
              Agreement, dated as of May 1, 1998, providing for the
                          issuance of the CWMBS, INC.,

               Mortgage Pass-Through Certificates, Series 1998-9).

                                   CWMBS, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                333-45887                95-4449516
--------------------------      ------------            --------------
(State or Other Jurisdiction    (Commission             (I.R.S. Employer
    of Incorporation)             File Number)         Identification No.)

  4500 Park Granada
  Calabasas, California                                        91302
-----------------------                                     -----------
  (Address of Principal                                     (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                    -------------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-9.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-9, Credit Suisse First Boston Corporation ("CSFB"), as one of the underwriters of the Underwritten Senior Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriters of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided CSFB and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto, and the CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated May 28, 1998.


----------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 18, 1998 and the prospectus supplement dated May 26, 1998, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1998-9.







Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     CSFB Computational Materials.
                  filed on Form SE dated May 28, 1998.

         99.2     CSC Computational Materials.
                  filed on Form SE dated May 28, 1998.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By: /s/ Nicholas Krsnich
                                                        ---------------------
                                                         Nicholas Krsnich
                                                         Vice President

Dated:  May 28, 1998





Exhibit Index
-------------

Exhibit                                                   Page
-------                                                   ----

99.1      CSFB  Computational  Materials filed on Form SE dated May 28,
          1998.

99.2      CSC  Computational  Materials  filed on Form SE dated May 28,
          1998.





                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                               May 27, 1998

BY MODEM
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re: CWMBS, Inc. Mortgage Pass-Through Certificates, Series 1998-9
                           -------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant to a continuing hardship exemption letter dated November 6, 1996, as provided in Rule 202 of Regulation S-T, Exhibits 99.1 and 99.2 will be filed on May 28, 1998 in paper on Form SE.

                                                     Very truly yours,

                                                     /s/ Amy Sunshine
                                                     ------------------
                                                     Amy Sunshine



Enclosure